UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2025

Thumzup Media Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-42388	85-3651036
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10557-B Jefferson Blvd.,
Culver City,CA	90232
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 403-6150

N/A

(Former name or former address, if changed since last report.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	TZUP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Placement Agency Agreement

On August 11, 2025, Thumzup Media Corporation (the “Company”) entered into a placement agency agreement (the “Placement Agency Agreement”) with Dominari Securities LLC (the “Placement Agent”) pursuant to which the Company agreed to issue and sell directly to investors (the “Investors”), in a best efforts offering (the “Offering”), an aggregate of 5,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 (the “Common Stock”).

The Shares were offered and sold by the Company pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-286951) (as amended, the “Registration Statement”), including a base prospectus, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 2, 2025, as amended and declared effective on May 30, 2025.

The closing of the Offering occurred on August 12, 2025. The gross proceeds to the Company from the Offering were approximately $50 million, before deducting Placement Agent fees and expenses and estimated Offering expenses payable by the Company. The Company intends to use the net proceeds received from the Offering to explore the accumulation of cryptocurrencies and mining equipment, working capital and general corporate purposes.

Pursuant to the Placement Agency Agreement, the Company paid the Placement Agent a cash fee equal to 7% of the aggregate purchase price paid by the Investors in the Offering and a cash fee equal to 1% of the aggregate purchase price paid by the Investors in the Offering for non-accountable expenses. The Company also reimbursed the Placement Agent for all reasonable and out-of-pocket expenses incurred in connection with the Placement Agent’s engagement, including reasonable fees and expenses of the Placement Agent’s legal counsel in the amount of $150,000. Furthermore, the Company issued the Placement Agent a warrant (the “Placement Agent Warrant”) to purchase up to 350,000 shares (the “Placement Agent Shares” and together with the Placement Agent Warrant, the “Placement Agent Securities”) of the Company’s Common Stock at an exercise price of $10.00 per share. The Placement Agent Warrant will be exercisable 180 days after the issuance date and has a term of exercise equal to five years from the date of issuance. The Placement Agent Securities were offered and sold by the Company pursuant to the Registration Statement.

The Placement Agency Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions. The foregoing descriptions of terms and conditions of the Placement Agency Agreement and the Placement Agent Warrant do not purport to be complete and are qualified in their entirety by the full text of the Placement Agency Agreement and the form of Placement Agent Warrant, copies of which are attached as Exhibits 1.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

The legal opinion and consent of Sheppard, Mullin, Richter & Hampton LLP relating to the validity of the Shares and Placement Agent Securities issued in the Offering is filed herewith as Exhibit 5.1.

Financial Advisory Agreement

On August 12, 2025, the Company entered into a Financial Advisory Agreement (the “Advisory Agreement”) with American Ventures LLC, Series XVIII DOGE TREAS (the “Advisor”) pursuant to which the Advisor agreed to provide the Company with certain financial advisory services, including advising the Company on crypto treasury strategies, on a non-exclusive basis. Pursuant to the Advisory Agreement, the Company agreed to issue the Advisor 750,000 shares (the “Advisory Shares”) of Common Stock, subject to Stockholder Approval (as defined in the Advisory Agreement). The Advisory Agreement may be terminated by either party upon five days prior written notice to the other party. The Advisory Agreement includes customary restrictions on the use of confidential information, limits of liability of each party, and customary representations and warranties of the parties.

The Advisory Shares to be issued pursuant to the Advisory Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and will be issued pursuant to the exemption from registration provided under Section 4(a)(2) of the Securities Act and in reliance on similar exemptions under applicable state laws.

The foregoing description of the Advisory Agreement does not purport to be complete and is qualified in its entirety by the full text of the Advisory Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure under Item 1.01 above which is hereby incorporated in this Item 3.02 by reference.

The Advisory Shares will not be registered under the Securities Act or the securities laws of any state and are being offered in reliance on the exemption from registration under the Securities Act, afforded by Section 4(a)(2) thereof.

Item 8.01 Other Events.

On August 9, 2025, the Company issued a press release announcing the launch of the Offering. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

On August 11, 2025, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.

On August 12, 2025, the Company issued a press release announcing the closing of the Offering. A copy of the press release is furnished as Exhibit 99.3 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
1.1	Placement Agency Agreement by and between the Company and Dominari Securities LLC dated August 11, 2025
4.1	Form of Placement Agent Warrant
5.1	Opinion of Sheppard, Mullin, Richter & Hampton LLP
10.1	Financial Advisory Agreement by and between the Company and American Ventures LLC, Series XVIII DOGE TREAS dated August 12, 2025
23.1	Consent of Sheppard, Mullin, Richter & Hampton LLP (included in Exhibit 5.1)
99.1	Press release dated August 9, 2025
99.2	Press release dated August 11, 2025
99.3	Press release dated August 12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thumzup Media Corporation

Date: August 12, 2025	By:	/s/ Robert Steele
	Name:	Robert Steele
	Title:	Chief Executive Officer

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